Exhibit 99.1

ASSURANCEAMERICA CORPORATION
(UNAUDITED) CONSOLIDATED BALANCE SHEETS
Pro Forma

                                                                        June 30, 2004
                                                     ----------------------------------------------------
                                                         AA         Insurance
Assets                                                  Corp.        Market      Adjustments    Combined
Short term investments                               $ 2,631,182                              $ 2,631,182
Cash and cash equivalents                              6,882,759    $ 75,333       (75,333)     6,882,759
Investment Income due and accrued                            571                                      571
Receivable from insured                                5,220,554                                5,220,554
Reinsurance recoverable                                9,570,963                                9,570,963

Prepaid reinsurance premium                            5,882,114                                5,882,114
Deferred acquisition costs                               147,622                                  147,622
Property and equipment
(net of accumulated depreciation of)                     931,161      21,600                      952,761

Due from related party                                    30,783                                   30,783
Prepaid expenses                                         171,876       7,600                      179,476
Intangibles(net of accumulated amortization)           3,322,122                                3,322,122

Security deposits                                         73,324                                   73,324

                                                     ----------------------------------------------------
Total assets                                         $34,865,031    $104,533       (75,333)   $34,894,231
                                                     ====================================================

Liabilities and equity
Accounts payable and accrued expenses                  1,879,152                                1,879,152
Unearned premium                                       8,608,440                                8,608,440
Unpaid losses and loss adjustment expenses             8,195,229                                8,195,229
Reinsurance payable                                    7,445,887                                7,445,887
Provisional commission reserve                         1,799,749                                1,799,749
Current portion of long term debt                      1,138,720      18,564       (18,564)     1,138,720
Long term debt, related party                          5,804,658      61,201       (61,201)     5,804,658
Capital lease obligations                                 91,600                                   91,600

                                                     ----------------------------------------------------
Total liabilities                                     34,963,435      79,765       (79,765)    34,963,435

Stockholder's equity
Common stock, .01 par value
(authorized 60,000,000, outstanding 45,211,111)          452,111                                  452,111
Preferred Stock
(authorized 5,000,000, outstanding 240,000)                2,400                                    2,400
Surplus-paid in                                       15,633,851                               15,633,851
Accumulated Deficit                                  (16,186,766)     24,768         4,432    (16,157,566)

                                                     ----------------------------------------------------
Total stockholder's equity                               (98,404)     24,768                      (69,204)
                                                     ----------------------------------------------------
Total liabilities and stockholder's equity           $34,865,031    $104,533                  $34,894,231
                                                     ====================================================

                                                                      March 31, 2004
                                                   -----------------------------------------------------
                                                       AA         Insurance
Assets                                                Corp.        Market       Adjustments    Combined
Short term investments                             $ 2,625,000                                 2,625,000
Cash and cash equivalents                            4,882,277    $ 41,795        (41,795)     4,882,277
Investment Income due and accrued                       23,946                                    23,946
Receivable from insured                              5,782,294                                 5,782,294
Reinsurance recoverable                              6,639,244                                 6,639,244

Prepaid reinsurance premium                          5,588,275                                 5,588,275
Deferred acquisition costs                             134,626                                   134,626
Property and equipment
(net of accumulated depreciation of)                   983,749      25,293                     1,009,042

Due from related party                                  30,783                                    30,783
Prepaid expenses                                        92,260       8,100                       100,360
Intangibles(net of accumulated amortization)         3,322,122                                 3,322,122

Security deposits                                       72,315                                    72,315

                                                   -----------------------------------------------------
Total assets                                       $30,176,891    $ 75,188        (41,795)   $30,210,284
                                                   =====================================================

Liabilities and equity
Accounts payable and accrued expenses                3,031,056                                 3,031,056
Unearned premium                                     8,138,577                                 8,138,577
Unpaid losses and loss adjustment expenses           6,163,404                                 6,163,404
Reinsurance payable                                  5,858,377                                 5,858,377
Provisional commission reserve                       1,002,779                                 1,002,779
Current portion of long term debt                    1,138,720      98,965        (98,965)     1,138,720
Long term debt, related party                        5,904,658      61,201        (61,201)     5,904,658
Capital lease obligations                               91,600                                    91,600

                                                   -----------------------------------------------------
Total liabilities                                   31,329,171     160,166       (160,166)    31,329,171

Stockholder's equity
Common stock, .01 par value
(authorized 60,000,000, outstanding 45,211,111)        452,111                                   452,111
Preferred Stock
(authorized 5,000,000, outstanding 240,000)
Surplus-paid in                                     14,456,255                                14,456,255
Accumulated Deficit                                (16,060,646)    (84,978)       118,371    (16,027,253)

                                                   -----------------------------------------------------
Total stockholder's equity                          (1,152,280)    (84,978)                   (1,118,887)
                                                   -----------------------------------------------------
Total liabilities and stockholder's equity         $30,176,891    $ 75,188                   $30,210,284
                                                   =====================================================

ASSURANCEAMERICA CORP
(UNAUDITED) CONSOLIDATED STATEMENTS OF INCOME
Pro Forma

                                                               Six Months                                 Three Months
                                                          Ending June 30, 2004                       Ending March 31, 2004
                                                ----------------------------------------    --------------------------------------
                                                    AA         Insurance                        AA       Insurance
Revenue:                                           Corp.         Market       Combined         Corp.       Market        Combined
  Gross premiums written                        $16,337,206                   16,337,206    $8,503,724                  $8,503,724
  Gross premiums ceded                          (11,185,886)                 (11,185,886)   (5,838,417)                ($5,838,417)
   Net premiums written                           5,151,320                    5,151,320     2,665,307                  $2,665,307
   Decrease (increase) in unearned premiums,
       net of prepaid reinsurance premiums         (912,935)                    (912,935)     (736,912)                  ($736,912)

    Net premiums earned                           4,238,385                    4,238,385     1,928,395                  $1,928,395

      Commission income                           5,554,880      430,675       5,985,555     2,990,630     206,232      $3,196,862
      Managing general agent fees                 1,692,934                    1,692,934       823,409                    $823,409
      Net investment  income                         11,052                       11,052         2,974                      $2,974
      Other Fee Income                              493,249                      493,249       300,759                    $300,759
                                                ----------------------------------------    --------------------------------------
       Total revenue                             11,990,500      430,675      12,421,175     6,045,807     206,232      $6,252,039

Expenses:
      Losses and loss adjustment expenses         3,331,957                    3,331,957     1,495,644                  $1,495,644
      Selling expenses                            5,192,819      122,896       5,315,715     2,598,977      72,132      $2,671,109
      General and administrative expense          2,954,444      157,818       3,112,262     1,516,140      93,885      $1,610,025
      Depreciation and amortization expense         127,877                      127,877        67,577                     $67,577
      Interest Expense                              283,634                      283,634       141,699                    $141,699
                                                ----------------------------------------    --------------------------------------
       Total operating expenses                  11,890,731      280,714      12,171,445     5,820,037     166,017       5,986,054

                                                ----------------------------------------    --------------------------------------
Income (loss) before provision for income            99,769      149,961         249,730       225,770      40,215         265,985
      tax expense
Income Tax Provision                                    --
                                                ----------------------------------------    --------------------------------------
Net Loss                                            $99,769     $149,961        $249,730      $225,770     $40,215        $265,985
                                                ========================================    ======================================